                                    [letterhead]



September 2, 1997


We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment and Management Company (AIMCO) of our reports with respect to the audits of the listed partnerships, as included in the attached schedule, for the years ended December 31, 1995 and 1996. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 [(No. 333-26415)], AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.





                                       /s/ Warady & Davis LLP

                           SCHEDULE OF AUDIT REPORTS ISSUED
                             BY WARADY & DAVIS LLP FOR NHP
                     FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1996


                                               Date of Year Ended       Date of Year Ended
                                               December 31, 1995        December 31, 1996
Name of Partnership                                Audit Report             Audit Report
- -------------------                            ------------------       ------------------
Church Street Associates..................       January 30, 1996         February 4, 1997
New Vistas Apartments Associates..........       January 22, 1996         January 24, 1997
New Vistas Apartments
  Associates - Phase II...................       January 19, 1996         February 3, 1997
North Washington Park Partnership.........       January 26, 1996         January 21, 1997
Palmer Square Apartments Associates.......       January 23, 1996         February 3, 1997
Parkways Associates.......................       January 16, 1996         January 28, 1997
Oak Park Partnership......................       February 6, 1996         January 14, 1997
Rogers Park Partnership...................      February 14, 1996         January 27, 1997
MRR L.P...................................                                January 20, 1997
Central Woodlawn Rehabilitation
  Joint Venture...........................                                   March 6, 1997